Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 13 to the 1933 Act Registration Statement (Form N-4 No. 333-141762) pertaining to Lincoln New York Account N for Variable Annuities, which is incorporated by reference into Post-Effective Amendment No. 15 to the 1933 Act Registration Statement (Form N-4 No. 333-141762) and Amendment No. 210 to the 1940 Act Registration Statement (Form N-4 No. 811-09763), and to the use therein of our reports dated (a) March 30, 2012, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) March 30, 2012, with respect to the financial statements of Lincoln New York Account N for Variable Annuities for the registration of interests in a separate account under individual flexible payment deferred variable annuity contracts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
November 19, 2012